SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 15, 2002
                Date of Report (Date of earliest event reported)
                ------------------------------------------------

                                  CONNECTIVCORP
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------
                                    Delaware
                 (State or other jurisdiction of incorporation)
                 ----------------------------------------------
            333-70663                             06-1529524
     (Commission file number)          (IRS employer identification number)
     ------------------------          ------------------------------------

              750 Lexington Avenue, 23rd Floor, New York, NY  10022
                    (Address of principal executive offices)
                    ----------------------------------------

                                 (212) 750-5858
              (Registrant's telephone number, including area code)
              ----------------------------------------------------

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     (a)     On  April  15, 2002, ConnectivCorp (the "Company") dismissed Arthur
                                                      -------
Andersen LLP ("Andersen") as its independent accountants for the year ending December 31, 2001. The decision was approved by the Board of Directors of the Company.

     The report of Andersen on the financial statements of the Company for the fiscal year ended December 31, 2000 was qualified as to uncertainty about the Company's ability to continue as a going concern due to the Company's recurring losses from operations and absence of revenues from its proposed business model. Except as described in this Item 4(a), the reports of Andersen on the financial statements of the Company for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In addition, during the Company's two most recent fiscal years and through April 15, 2002, there was no disagreement with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject of that disagreement in its reports on the Company's financial statements.

     The Company requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the statements in this Item 4(a). A copy of the letter furnished by Andersen in response to that request, dated May 6, 2002, is filed as Exhibit
16.1  to  this  Form  8-K.

    (b) On April 15, 2002, Patrusky Mintz & Semel ("Patrusky") was engaged as the Company's new independent accountants. During the two most recent fiscal years and the interim period preceding the engagement of Patrusky, the Company has not consulted with Patrusky regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.


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
ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

     (c)     Exhibits:

     The  following  exhibits  are  filed  as  part  of  this  report:


Exhibit  Number     Description
---------------     -----------
16.1                Letter  from  Arthur Andersen LLP dated May 6, 2002
                    regarding change in certifying  accountant.
















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


                                   SIGNATURES
                                   ----------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CONNECTIVCORP
                                    ---------------
                                     (Registrant)


                                    By:  /s/  Elliot  Goldman
                                        ----------------------
                                        Elliot  Goldman
                                        President


Dated:     May  8,  2002









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
                                  EXHIBIT INDEX
                                  -------------

Exhibit  No.     Document
------------     --------
16.1             Letter  from  Arthur Andersen LLP dated May 6, 2002
                 regarding change in certifying  accountant.